First Northwest Bancorp

Investor Presentation

2025 First Quarter

April 2025

Forward Looking Statement

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance and execution on certain strategies, perceived opportunities in the market, potential future credit experience, including our ability to collect, the outcome of litigation and statements regarding our mission and vision, and include, but are not limited to, statements about our plans, objectives, expectations and intentions that are not historical facts, and other statements often identified by words such as "believes," "expects," "anticipates," "estimates," or similar expressions. These forward-looking statements are based upon current management beliefs and expectations and may, therefore, involve risks and uncertainties, many of which are beyond our control. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets, including potential recessionary and other unfavorable conditions and trends relating to housing markets, costs of living, unemployment levels, interest rates, supply chain difficulties and inflationary pressures, among other things; legislative, regulatory, and policy changes; and other factors described in the Company's latest Annual Report on Form 10-K under the section entitled "Risk Factors," and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Non-GAAP Measures

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are included at the end of this presentation.

Presentation

Information provided in this investor presentation is sourced from Company documents unless otherwise noted. Financial data is as of March 31, 2025, unless otherwise noted. Financial information contained in this presentation is unaudited. Within the charts and tables presented, certain segments, columns, and rows may not sum to totals shown due to rounding.

First Quarter 2025 Results; Improved Profitability

Grew customer deposit balances by $23.0 million quarter over quarter, brokered deposits decreased $45.0 million

Reported net interest margin of 2.76% an increase of 3 bps from LQ primarily driven by lower deposit costs

Classified loans decreased $4.7 million in first quarter from LQ

Repurchased $5.0 million in subordinated debt at a discount resulting in a gain of $846,000

Conversion of a commercial business loan receivable into a Series A equity investment resulting in a gain of $315,000

2025 First Quarter Financial Summary

PPNR*	• Adjusted PPNR* of $1.5 million increased $40,000 compared to $1.4 million LQ and increased $308,000 from $1.2 million in the PYQ • Growth in Adjusted PPNR driven by modest margin expansion and stable noninterest expense of $14.3 million
Loans	• Loans decreased by $31.4 million or 1.9% during the quarter; mostly as a result of one wholesale lending program that declined $36.2 million • Provision of $1.6 million, primarily due to $1.4 million of net charge-offs
Deposits	• Customer deposits grew by $23.0 million or 2% during the quarter • Stable loan to deposit ratio of 99.9%, up slightly from 99.3% at the end of 2024
Capital	• TCE* built to $155.5 million versus $152.4 LQ • Tangible book value increased to $16.48 versus $16.29 LQ

* Non-GAAP reconciliation provided on page 27

First Quarter 2025 GAAP Results

Selected Financial Data ($ in thousands, except for per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Net Interest Income	$ 13,847	$ 14,137	$ 14,020	$ 14,234	$ 13,929	$ 14,195	$ 14,950	$ 15,982	$ 16,305
Provision for Credit Losses	1,568	3,655	3,134	8,739	970	1,152	371	300	(500)
Total Noninterest Income	4,092	1,300	1,779	7,347	2,188	(2,930)	2,904	1,711	2,334
Total Revenue	**17,939**	**15,437**	**15,800**	**21,581**	**16,117**	**11,265**	**17,854**	**17,693**	**18,640**
Total Noninterest Expense	**14,249**	**14,232**	**15,848**	**15,609**	**14,303**	**16,990**	**14,375**	**15,216**	**14,872**
Income (Loss) before Taxes	2,122	(2,450)	(3,183)	(2,767)	843	(6,876)	3,107	2,177	4,267
Net Income (Loss)	**1,514**	**(2,810)**	**(1,980)**	**(2,220)**	**396**	**(5,522)**	**2,504**	**1,776**	**3,528**
Earnings Per Share	**0.17**	**(0.32)**	**(0.23)**	**(0.25)**	**0.04**	**(0.62)**	**0.28**	**0.20**	**0.39**
Total Assets	**2,176,430**	**2,232,006**	**2,255,486**	**2,215,962**	**2,240,020**	**2,201,797**	**2,153,545**	**2,162,878**	**2,172,094**
Gross Loans Receivable (ex HFS)	1,664,415	1,695,635	1,736,386	1,697,107	1,710,731	1,660,028	1,634,978	1,638,161	1,579,463
Allowance for Credit Losses on Loans & Leases	(20,625)	(20,449)	(21,970)	(19,343)	(17,958)	(17,510)	(16,945)	(17,297)	(17,396)
All Other Assets	532,639	556,820	541,069	538,198	547,247	559,279	535,512	542,015	610,026
Total Liabilities	**2,019,388**	**2,078,124**	**2,094,697**	**2,057,081**	**2,079,514**	**2,038,457**	**1,997,480**	**2,003,321**	**2,011,758**
Total Deposits	1,666,068	1,688,026	1,711,641	1,708,289	1,666,624	1,676,892	1,657,762	1,653,122	1,594,208
Borrowings	307,091	336,014	334,994	302,575	371,455	320,936	300,416	303,397	379,377
Other Liabilities	46,228	54,084	48,061	46,218	41,435	40,630	39,302	46,802	38,172
Total Shareholders' Equity	**157,042**	**153,882**	**160,789**	**158,881**	**160,506**	**163,340**	**156,065**	**159,557**	**160,336**
Net Interest Margin	**2.76%**	**2.73%**	**2.71%**	**2.76%**	**2.76%**	**2.84%**	**2.97%**	**3.25%**	**3.46%**
Effective Tax Rate	28.64%	-14.67%	37.79%	19.78%	53.00%	19.70%	19.42%	21.81%	19.33%
Noninterest Expense to Average Assets	2.66%	2.57%	2.85%	2.83%	2.66%	3.17%	2.67%	2.88%	2.94%

Strong Capital and Liquidity Positions

Capital Levels

- No shares repurchased in 2025
  - 846,123 shares remaining to be repurchased under the April 2024 Share Repurchase Plan
- Additional first quarter 2025 ratios (as a percentage of risk-based capital) [1]
  - 28% construction
  - 348% CRE



Above Thresholds for Well Capitalized Capital Ratios [1]
(Bank Only)
Minimum
9.51%
12.67%
13.91%
8.32%
Leverage
CET1
Total Risk Based
TCE/TA

Liquidity Coverage

- $1.3 billion total FDIC insured deposits
- $134.2 million of secured deposits
- 14.76% primary liquidity
- 34.24% total liquidity



Unencumbered Cash
Unencumbered Securities
Wholesale Funding Capacity [2]
$48
$274
$429
$415
Liquidity
Uninsured Deposits

1 – Bank ratios, based on FDIC call report filing
2 – Includes FRB, FHLB, LOC and wholesale funding capacities

Repricing Time Deposits Benefits Margin

Based on current maturities within the portfolio and assuming no further interest rate adjustments in the Fed Funds Rate, there are $417.7 million of time deposits repricing in next 9 months

- $346.8 million of customer time deposits are repricing at an average rate of ~38 basis points lower based on current rates with 2025 expected savings of $562,000 of interest expense
- $70.9 million of brokered time deposits are repricing at an average rate of ~42 basis points lower based on current rates with 2025 expected savings of $226,000 of interest expense
- Total of $788,000 of expected interest expense savings for the rest of 2025

Schedule of Maturing Certificate of Deposits

($ in thousands)

Customer Time Deposits

Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q2 25	126,841	4.29%	3.67%	-0.62%
Q3 25	153,507	4.14%	3.86%	-0.29%
Q4 25	66,438	3.83%	3.72%	-0.11%
Total Customer	**346,785**	**4.14%**	**3.76%**	**-0.38%**

Brokered Time Deposits

Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q2 25	32,500	5.20%	4.00%	-1.20%
Q3 25	21,149	3.75%	4.00%	0.25%
Q4 25	17,262	3.77%	4.00%	0.23%
Total Brokered	**70,911**	**4.42%**	**4.00%**	**-0.42%**

Credit Trends – Risk Ratings

Loans by Risk Rating ($ in Thousands)	Q1 2025 Balance	% of Total	Q4 2024 Balance	% of Total	Q3 2024 Balance	% of Total	Q2 2024 Balance	% of Total	Q1 2024 Balance	% of Total
Pass (Grades 1-3)	$1,545,908	90.33%	$1,574,647	92.73%	$1,594,156	91.89%	$1,582,848	93.34%	$1,594,284	95.82%
Watch (Grade 4)	68,788	4.02%	67,543	3.98%	86,098	4.96%	65,445	3.86%	65,049	3.91%
Special Mention (Grade 5)	11,280	0.66%	11,090	0.65%	7,623	0.44%	10,053	0.59%	15,928	0.96%
Substandard (Grade 6)	37,873	2.21%	42,543	2.51%	46,927	2.71%	39,751	2.34%	36,181	2.17%
Doubtful (Grade 7)	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Loss (Grade 8)	0	0.00%	0	0.00%	3	0.00%	27	0.00%	0	0.00%
Total Loans	**$1,663,849**		**$1,695,823**		**$1,734,807**		**$1,698,124**		**$1,711,442**	
Non-performing Loans	$26,387		$30,515		$30,376		$23,631		$19,481	
% of Total Loans	**1.59%**		**1.80%**		**1.75%**		**1.39%**		**1.14%**	

Nonperforming loans totaled $26.4 million as of March 31, 2025, a decrease of $4.1 million from December 31, 2024.


Allowance for Credit Losses on Loans (ACLL)
($ in Thousands)
Allowance for credit losses
ACL/Loans
$17,958
$19,343
$21,970
$20,449
$20,625
1.05%
1.14%
1.27%
1.21%
1.24%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025


Net Charge Offs (Recoveries)
($ in Thousands)
$791
$7,254
$451
$5,280
$1,377
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

The percentage of the allowance for credit losses on loans to nonperforming loans increased to 78% as of March 31, 2025, from 67% as of December 31, 2024, and from 92% as of March 31, 2024. The ratio increased during the current quarter as principal payments and charge-offs decreased balances on loans that were already adequately reserved.

Classified Asset Trend

Amortized Cost of Classified Assets ($ in Thousands)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Relationship 1	$ 8,120	$ 11,384	$ 11,187	$ 11,187	$ 14,437
Relationship 2	7,150	8,150	8,177	8,099	-
Relationship 3	6,695	6,402	6,439	-	-
Relationship 4	6,174	6,197	6,228	9,134	9,268
Relationship 5	3,225	3,307	3,385	3,458	3,531
Relationship 6	1,662	2,158	5,853	263	1,080
All other classified loans [1]	4,847	4,945	5,661	7,637	7,865
Total Classified Assets	**$ 37,873**	**$ 42,543**	**$ 46,930**	**$ 39,778**	**$ 36,181**

- Relationship 1 is an $8.1 million construction loan, which became a classified loan in the fourth quarter of 2022
- Relationship 2 is a $7.1 million commercial construction loan, which became classified in the second quarter of 2024
- Relationship 3 is a $6.7 million commercial real estate loan, which became a classified loan in the third quarter of 2024
- Relationship 4 is a $6.2 million commercial loan relationship, which became classified in the fourth quarter of 2023
- Relationship 5 is a $3.2 million commercial loan that carries a 75% SBA guarantee, which became classified in the fourth quarter of 2023
- Relationship 6 is a group of 16 commercial business loans that have similar collateral, totaling $1.7 million
- During the first quarter of 2025, net charge-offs of $1.2 million related to the 6 relationships were recorded
- The Bank has exercised legal remedies, including the appointment of a third-party receiver and foreclosure actions, to liquidate the underlying collateral to satisfy the real estate loans for Relationship 1, Relationship 2, Relationship 4, and the aggregated loans in Relationship 6

1 – Loans less than $2.5 million

Credit Quality – Classified Asset Summary

Classified Assets Schedule as of March 31, 2025
($ in Thousands)

	Loan Category	Amortized Cost	% Total Assets	Status
Relationship 1	CRE – Condo	$ 8,120	0.37%	• Condo project located in Bellevue, WA • 18 unit mixed-use project, 9 units sold
Relationship 2	CRE – Multifamily	7,150	0.33%	• Townhome project in Seattle, WA • 12 unit project nearing completion, one unit sold
Relationship 3	CRE – Office	6,695	0.31%	• Office Building in Fremont, WA • Credit restructured with additional collateral pledge
Relationship 4	CRE – Warehouse	6,174	0.28%	• Warehouse buildings in WA & OR • Involved in protracted bankruptcy collections
Relationship 5	SBA loan - 75% guaranty	3,225	0.15%	• Working capital loan collateralized by business assets • SBA guarantee covers $2.4 million of the outstanding loan balance
Relationship 6	Commercial – Equipment Loans	1,662	0.08%	• Group of 16 loans related to litigation connected to Relationship 4 • Bank closely monitoring 7 additional loans totaling $2.4 million
All other classified loans		4,847	0.22%	
Total Classified Assets		**$ 37,873**	**1.74%**	

Activity since March 31, 2025 includes:

- Sale of one unit with two additional units under contract in Relationship 2, sales price supports current book value
- Upgrade from classified asset is anticipated for Relationship 3 once performance is maintained under revised terms

Strategic Focus

- Grow customer deposits with focus on treasury management and digital platforms
- Expand our loan and deposit production with commercial relationships
- Target home equity growth with digital channel
- Continue collection and liquidation efforts for classified assets
- Grow and maintain capital
- Maintain Strong Risk Management Practices

Financial Outlook

First Northwest Bancorp

Our mission:

To improve the lives of those we serve

- Reduce credit costs in 2025
- Focus on expanding net interest margin and neutralizing margin sensitivity
- Unchanged focus on noninterest expense and operating efficiencies
- Organic loan and deposit growth through multiple customer channels
- Modest balance sheet growth, growing Tier 1 Capital
- Evaluating the potential for future stock buybacks

First Fed Executive Team



Matt Deines
President and CEO



Geri Bullard
Chief Operating Officer



David Edelstein
Chief Innovation Officer



Kyle Henderson
Chief Credit Officer



Chris Neros
Chief Banking Officer



Phyllis Nomura
Chief Financial Officer



Chris Riffle
Chief Strategy Officer &
General Counsel

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Phyllis Nomura
EVP | CFO
phyllis.nomura@ourfirstfed.com

Appendix

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam County

- Bank holding company for First Fed, a growing community bank with $2.2 billion in assets as of March 31, 2025
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

Securities Portfolio


Other
3%
Municipal
25%
Corporate Debt
26%
Q1 2025
Yield
4.63%
MBS-Corporate
15%
MBS-Agency
31%

Investment Portfolio Characteristics as of:	Q1 2025	Q1 2024
Book Value	$348.2 million	$365.0 million
Market Value	$315.4 million	$325.9 million
Effective Duration	4.3 years	4.4 years
Average Life	6.9 years	7.8 years
Portfolio Yield	4.6%	4.8%
Non-agency CMBS	15.5%	20.2%
Unrealized Gain/Loss on Investments, net of tax	($25.8) million	($30.7) million

- The MBS non-agency portfolio decreased $20.2 million due to early redemptions and maturities during the most recent quarter
- 100% available-for-sale securities

Loan Portfolio Composition


C&I
7%
Commercial
Real Estate
24%
Other
Consumer
12%
Q1 2025
Yield
5.49%
Auto
8%
1-4 Family
24%
Multi-Family
21%
Construction
and Land
Development
4%

Loans by Type ($ in Thousands)	Q1 2025	% of Total	Change from Q1 2024	Q1 2024
Commercial Real Estate	$393,473	23.6%	$7,282	$386,191
1-4 Family	394,744	23.7%	10,479	384,265
Construction and Land Development	65,193	3.9%	(60,667)	125,860
Multi-Family	339,423	20.4%	(1,161)	340,583
Auto	128,322	7.7%	(5,939)	134,261
Other Consumer	202,285	12.2%	15,306	186,979
C&I	120,312	7.2%	(15,793)	136,105
Deferred Fees	20,098	1.2%	2,899	17,199
Total Loans, excluding ACLL	**$1,663,849**	**100.0%**	**($47,593)**	**$1,711,442**

- Most recent quarter yield on loans of 5.49% compared to 5.51% from PYQ
- Construction and Land Development is comprised of Land 9.0%, 1-4 Family construction 16.4%, and Multi-Family construction 74.6%
- Commercial real estate (excluding Multi-Family) is comprised of 69.8% Nonowner Occupied and 30.2% Owner Occupied
- Total loans decreased 2.78%, or $47.6 million, over PYQ

Core Deposit Composition


Brokered CDs
8%
Noninterest
Checking
15%
Interest
Checking
10%
Savings
14%
Money
Market
26%
Certificate of
Deposit
27%
Q1 2025
Cost of Deposits
2.39%

Deposits by Type ($ in Thousands)	Q1 2025 Balance	% of Total	Change from one year ago
Noninterest Checking	$247,889	14.9%	($4,872)
Interest Checking	169,912	10.2%	(817)
Savings	235,188	14.1%	(1,362)
Money Market	424,469	25.5%	28,990
Certificate of Deposit	450,663	27.0%	31,759
Brokered CDs	137,946	8.3%	(54,252)
Deposits	**$1,666,068**	**100.0%**	**($555)**
Core Deposits[1]	$1,528,122	91.7%	$53,697

- Cost of total deposits down 19 basis points from LQ and down 4 basis points from PYQ
- During the first quarter, total customer deposit balances increased $23.0 million and brokered deposit balances decreased $45.0 million
- The current rate environment continues to contribute to greater competition for deposits

1 - Core deposits is a Non-GAAP financial metric defined as total deposits less brokered CDs

Net Interest Income and Margin

($ in Thousands)



$22,000
$19,500
$17,000
$14,500
$12,000
4.00%
3.50%
3.00%
2.50%
2.00%
3.46%
3.25%
2.97%
2.84%
2.76%
2.76%
2.71%
2.73%
2.76%
$16,305
$15,982
$14,950
$14,195
$13,929
$14,234
$14,020
$14,137
$13,847
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Net Interest Income
Net Interest Margin

Performance Metrics



Trailing Twelve Months Net Income (Loss) ($ in Thousands)
$12,587
$14,363
$14,435
-$921
-$5,495
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1



Trailing Twelve Months ROAA (%)
0.82%
0.79%
0.72%
-0.04%
-0.25%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1



Trailing Twelve Months Efficiency Ratio (%)
71.57%
78.18%
77.03%
89.11%
82.25%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1



Trailing Twelve Months Net Interest Margin (%)
3.33%
3.48%
3.74%
2.94%
2.71%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1

Performance Metrics



Trailing Twelve Month Return on Avg. Equity
6.99%
7.99%
9.94%
-0.53%
-3.43%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1



Trailing Twelve Month Earnings per Share
$1.36
$1.63
$1.79
-$0.10
-$0.63
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1



Trailing Twelve Month Historical Book Value per Share
$17.86
$17.77
$16.29
$16.69
$16.77
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1



Trailing Twelve Month Historical CE and TCE Ratios *
10.49%
9.04%
7.60%
7.23%
7.04%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1

• Non-GAAP reconciliation provided on page 27

Balance Sheet Growth

($ in Millions)

Total Assets



CAGR[1]: 5.8%
$1,736
$1,944
$2,172
$2,240
$2,176
Q1 2021
Q1 2022
Q1 2023
Q1 2024
Q1 2025

Total Loans and Leases



CAGR[1]: 9.2%
$1,156
$1,371
$1,562
$1,693
$1,644
Q1 2021
Q1 2022
Q1 2023
Q1 2024
Q1 2025

Total Deposits



CAGR[1]: 3.8%
Loans / Deposits
$1,435
$1,549
$1,594
$1,667
$1,666
81%
88%
98%
102%
99%
Q1 2021
Q1 2022
Q1 2023
Q1 2024
Q1 2025

Total Equity



$182
$178
$160
$161
$157
Q1 2021
Q1 2022
Q1 2023
Q1 2024
Q1 2025

1 - CAGR calculated from first period to last period shown in chart

Bank Level Capital Ratios

Equity/Total Assets, Tangible CE/Tangible Assets [1]


Equity/Total Assets
TCE/TA
10.54%
10.54%
9.71%
9.61%
8.26%
8.18%
8.13%
8.07%
8.38%
8.32%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1

Leverage Ratio (as reported on FFIEC Form 051) [2]


11.18%
10.61%
10.41%
9.74%
9.51%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1

Tier 1 Capital Ratio (as reported on FFIEC Form 051) [2]


15.13%
13.06%
13.34%
12.56%
12.67%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1

Total RBC Ratio (as reported on FFIEC Form 051) [2]


16.34%
14.07%
14.35%
13.57%
13.91%
2021 Q1
2022 Q1
2023 Q1
2024 Q1
2025 Q1

1 - Non-GAAP reconciliation provided on page 27

2 - Current Period capital ratios are preliminary and subject to finalization of the FDIC Call Report

Established Community Bank in Puget Sound

Established Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
Clallam	1	8	1,196	42.0%	69.7%
Jefferson	2	1	185	21.2%	10.8%

Emerging Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
King	33	1	55	0.05%	3.2%
Kitsap	9	2	106	2.50%	6.2%
Whatcom	12	3	170	3.35%	10.0%

- Loan growth areas of focus:
  - CRE
  - Commercial
  - SBA
- Digital and in-branch focused on home equity loans and lines of credit



Branches
ITMs
Lending Center

* County Deposits & Demographics as of June 30, 2024

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**8**	**1,196**	**42.0**
2	Sound Financial Bancorp Inc. (WA)	3	466	16.4
3	JPMorgan Chase & Co. (NY)	2	257	9.0
4	FS Bancorp Inc. (WA)	2	237	8.3
5	U.S. Bancorp (MN)	2	162	5.7
6	Wells Fargo & Co. (CA)	1	149	5.2
7	Columbia Banking System, Inc. (WA)	2	131	4.6
8	KeyCorp (OH)	2	107	3.8
9	Olympic Bancorp Inc. (WA)	2	93	3.3
10	Washington Federal Inc. (WA)	1	50	1.8
	Total For Institutions In Market	25	2,849	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,238	24.4
2	Bank of America Corporation (NC)	2	583	11.5
3	JPMorgan Chase & Co. (NY)	4	532	10.5
4	U.S. Bancorp (MN)	5	507	10.0
5	Banner Corp. (WA)	5	457	9.0
6	Washington Federal Inc. (WA)	5	423	8.3
7	Wells Fargo & Co. (CA)	2	350	6.9
8	KeyCorp (OH)	4	220	4.3
9	Columbia Banking System, Inc. (WA)	4	194	3.8
10	Pacific Financial Corp. (WA)	2	185	3.6
11	Heritage Financial Corp. (WA)	3	173	3.4
12	**First Northwest Bancorp (WA)**	**3**	**170**	**3.3**
	Total For Institutions In Market	49	5,078	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,065	25.2
2	Olympic Bancorp Inc. (WA)	10	866	20.5
3	JPMorgan Chase & Co. (NY)	5	761	18.0
4	Wells Fargo & Co. (CA)	4	384	9.1
5	Columbia Banking System Inc. (WA)	4	274	6.5
6	U.S. Bancorp (MN)	3	188	4.4
7	KeyCorp (OH)	4	173	4.1
8	Liberty Northwest Bncp Inc (WA)	1	147	3.5
9	**First Northwest Bancorp (WA)**	**2**	**106**	**2.5**
10	Washington Federal Inc. (WA)	3	80	1.9
	Total For Institutions In Market	45	4,234	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	FS Bancorp Inc. (WA)	2	207	23.7
2	**First Northwest Bancorp (WA)**	**1**	**185**	**21.2**
3	Olympic Bancorp Inc. (WA)	2	164	18.8
4	JPMorgan Chase & Co. (NY)	1	117	13.4
5	U.S. Bancorp (MN)	2	78	8.9
6	Wells Fargo & Co. (CA)	1	71	8.1
7	Sound Financial Bancorp Inc. (WA)	1	51	5.8
	Total For Institutions In Market	10	872	

Source: FDIC; Deposit data as of June 30, 2024

Non-GAAP Reconciliations

Equity/Total Assets and Tangible CE/Tangible Assets

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025 Q1
	(Dollars in thousands)				
Total shareholders' equity	$ 160,506	$ 158,881	$ 160,789	$ 153,882	$ 157,042
Less: Goodwill and other					
intangible assets	1,085	1,084	1,083	1,083	1,082
Disallowed non-mortgage					
loan servicing rights	489	517	489	423	416
Total tangible common equity	$ 158,932	$ 157,280	$ 159,216	$ 152,377	$ 155,544
Total assets	$ 2,240,020	$ 2,215,962	$ 2,255,486	$ 2,232,006	$ 2,176,430
Less: Goodwill and other					
intangible assets	1,085	1,084	1,083	1,083	1,082
Disallowed non-mortgage					
loan servicing rights	489	517	489	423	416
Total tangible assets	$ 2,238,446	$ 2,214,361	$ 2,253,913	$ 2,230,500	$ 2,174,932
GAAP Ratio:					
Equity to total assets	7.17%	7.17%	7.12%	6.89%	7.21%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	7.10%	7.10%	7.06%	6.83%	7.15%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025 Q1
	(Dollars in thousands)				
Total shareholders' equity	$ 180,462	$ 178,712	$ 182,950	$ 178,693	$ 181,298
Less: Goodwill and other					
intangible assets	1,085	1,084	1,083	1,083	1,082
Disallowed non-mortgage					
loan servicing rights	489	517	489	423	416
Total tangible common equity	$ 178,887	$ 177,111	$ 181,377	$ 177,188	$ 179,801
Total assets	$ 2,219,544	$ 2,201,311	$ 2,240,904	$ 2,218,545	$ 2,162,343
Less: Goodwill and other					
intangible assets	1,085	1,084	1,083	1,083	1,082
Disallowed non-mortgage					
loan servicing rights	489	517	489	423	416
Total tangible assets	$ 2,217,969	$ 2,199,710	$ 2,239,332	$ 2,217,039	$ 2,160,845
GAAP Ratio:					
Equity to total assets	8.13%	8.11%	8.16%	8.05%	8.38%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	8.07%	8.07%	8.10%	7.99%	8.32%

Pre-tax, Pre-provision Net Revenue (PPNR) and Adjusted PPNR Calculations

	For the Quarter Ended				
(Dollars in thousands)	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025 Q1
Net income (loss)	$ 396	$ (2,219)	$ (1,980)	$ (2,810)	$ 1,514
Plus: provision for credit losses	970	8,739	3,134	3,655	1,568
Provision for income taxes	447	(547)	(1,203)	359	608
PPNR (1)	1,813	5,973	(49)	1,204	3,690
Less selected nonrecurring adjustments to PPNR:					
BOLI death benefit	—	—	—	1,536	1,059
Gain on extinguishment of subordinated debt	—	—	—	—	846
Gain on conversion of loan receivable into Series A equity investment	—	—	—	—	315
Equity investment repricing adjustment	651	—	—	(1,762)	—
One-time compensation payouts related to reduction in force	—	—	(996)	—	—
Net gain on sale of premises and equipment	—	7,919	—	—	—
Sale leaseback taxes and assessments included in occupancy and equipment	—	(359)	—	—	—
Net loss on sale of investment securities	—	(2,117)	—	—	—
Adjusted PPNR	$ 1,162	$ 530	$ 947	$ 1,430	$ 1,470
Average total assets	$2,166,187	$2,219,370	$2,209,333	$2,205,502	$2,174,774
Return on average assets (GAAP)	0.07%	-0.40%	-0.36%	-0.51%	0.28%
PPNR return on average assets (Non-GAAP) (1)	0.34%	1.08%	-0.01%	0.22%	0.69%
Adjusted PPNR return on average assets (Non-GAAP) (1)	0.22%	0.10%	0.17%	0.26%	0.27%